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                                                                    EXHIBIT 10.3




                         EVEREST DESIGN AUTOMATION INC.

                  FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT


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                                        TABLE OF CONTENTS

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I.      PURCHASE OF SHARES.......................................................................1

        1.1    Purchase and Payment..............................................................1
        1.2    Delivery of Certificates..........................................................1
        1.3    Shareholder Rights................................................................1

II.     SECURITIES LAW COMPLIANCE................................................................1

        2.1    Exemption from Registration.......................................................1
        2.2    Purchaser's Representations and Warranties........................................1
        2.3    Disposition of Shares.............................................................3
        2.4    Restrictive Legends...............................................................4
        2.5    CALIFORNIA SECURITIES LAWS........................................................4

III.    SPECIAL TAX ELECTION.....................................................................4

        3.1    Section 83(b) Election............................................................4
        3.2    Section 83(b) Election Acknowledgement............................................5
        3.3    Valuation of Common Stock.........................................................5

IV.     TRANSFER RESTRICTIONS....................................................................5

        4.1    Definition of Owner...............................................................5
        4.2    Restriction on Transfer...........................................................6
        4.3    Transferee Obligations............................................................6
        4.4    Market Stand-Off Provisions.......................................................6

V.      REPURCHASE RIGHT.........................................................................7

        5.1    Grant.............................................................................7
        5.2    Exercise of the Repurchase Right..................................................7
        5.3    Termination of the Repurchase Right/Vesting.......................................7
        5.4    Fractional Shares.................................................................7
        5.5    Additional Shares or Substituted Securities.......................................8
        5.6    Corporate Transaction.............................................................8
        5.7    Death/Disability..................................................................9
        5.8    Assignment........................................................................9

VI.     RIGHT OF FIRST REFUSAL..................................................................10

        6.1    Grant............................................................................10
        6.2    Notice of Intended Disposition...................................................10
        6.3    Exercise of Right................................................................10
        6.4    Non-Exercise of Right............................................................10
        6.5    Partial Exercise of Right........................................................11
        6.6    Recapitalization/Corporate Transaction...........................................11
        6.7    Lapse............................................................................11

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                                        TABLE OF CONTENTS
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VII.    ESCROW FOR UNVESTED SHARES..............................................................12

        7.1    Deposit..........................................................................12
        7.2    Recapitalization.................................................................12
        7.3    Release/Surrender................................................................12

VIII.   MARITAL DISSOLUTION OR LEGAL SEPARATION.................................................13

        8.1    Grant............................................................................13
        8.2    Notice of Decree or Agreement....................................................13
        8.3    Exercise of Special Purchase Right...............................................13
        8.4    Lapse............................................................................14

IX.     GENERAL PROVISIONS......................................................................14

        9.1    Assignment.......................................................................14
        9.2    Definitions......................................................................14
        9.3    No Waiver........................................................................15
        9.4    Notices..........................................................................15
        9.5    Cancellation of Shares...........................................................15

X.      MISCELLANEOUS PROVISIONS................................................................16

        10.1   Purchaser Undertaking............................................................16
        10.2   Agreement is Entire Contract.....................................................16
        10.3   Governing Law....................................................................16
        10.4   Counterparts.....................................................................16
        10.5   Successors and Assigns...........................................................16
        10.6   Power of Attorney................................................................16
        10.7   Severability.....................................................................17
        10.8   No Construction as Employment Agreement..........................................17
        10.9   Conflict Waiver..................................................................17



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                         EVEREST DESIGN AUTOMATION INC.

                  FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT

        THIS FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT is made as of this ____ day of _____, _____, by and between Everest Design Automation Inc., a California corporation (the "Company") and _____________ (the "Purchaser").

I.      PURCHASE OF SHARES

        1.1 PURCHASE AND PAYMENT. Subject to the terms hereof, Purchaser hereby purchases, and the Company hereby sells to Purchaser, _____________________ shares of the Company's Common Stock (the "Shares") at the purchase price of ___________ per share (the "Purchase Price"). Concurrently with the delivery of this Agreement to the Company, Purchaser shall pay the aggregate Purchase Price for the Shares and shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit C) with respect to the Shares.

        1.2 DELIVERY OF CERTIFICATES. A copy of a certificate representing the Shares purchased hereunder shall be delivered to Purchaser upon the execution of this Agreement, provided, however, that all Unvested Shares (as such term is defined herein) shall be represented by the original certificate held in escrow by the Secretary of the Company as provided in Article VII of this Agreement.

        1.3 SHAREHOLDER RIGHTS. Until such time as the Company actually exercises its Repurchase Right, First Refusal Right or Special Purchase Right under this Agreement, Purchaser or any successor in interest shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Shares including the Shares held in escrow under Article VII subject, however, to the transfer restrictions of Article ______.

II.     SECURITIES LAW COMPLIANCE

        2.1 EXEMPTION FROM REGISTRATION. The Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are accordingly being issued to Purchaser in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission ("SEC") for stock issuances under compensatory benefit plans such as the compensation agreement of even date herewith.

        2.2 PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser hereby confirms:

                (a) Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the 1933 Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares.


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                (b) Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares.

                (c) Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

                (d) Purchaser's Qualifications. Purchaser has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                (e) No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

                (f) Compliance with Securities Laws. Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the SEC under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law which impose certain restrictions on Purchaser's ability to transfer the Shares.

                (g) Restrictions on Transfer. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration or qualification statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.


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                (h) Rule 144. In addition, Purchaser has been advised that SEC
        Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

                (i) Rule 701. The Shares will become freely tradeable by non-affiliates under SEC Rule 701 promulgated under the 1933 Act, subject to limited conditions regarding the method of sale, 90 days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in this Agreement or any other agreement entered into by Purchaser, provided, however, that affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

        2.3 DISPOSITION OF SHARES. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares unless and until there is compliance with all of the following requirements:

                (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition.

                (b) Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares.

                (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or for compliance with an exemption from registration available under the 1933 Act (including Rule 144) has been taken.

                (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of Article IV.

               The Company shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Article _____ or (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.


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        2.4 RESTRICTIVE LEGENDS. In order to reflect the restrictions on disposition of the Shares, the stock certificates for the Shares may be endorsed with restrictive legends, including one or more of the following legends:

                (a) "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or offered for sale in the absence of (1) an effective registration statement for the shares under such Act, (2) a `no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (3) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

                (b) "The shares represented by this certificate may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Company and the registered holder of the shares and spouse, if applicable (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights, rights of first refusal and/or special purchase rights to the Company (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Company's shares or upon termination of service with the Company. The Company will upon written request furnish a copy of such agreement to the holder hereof without charge."

                (c) If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

                (d) Any other legend or legends required under any agreement entered into by the Company, the Purchaser and third parties relating to the issuance and sale of Preferred Stock of the Company.

        2.5 CALIFORNIA SECURITIES LAWS. "THE SALE OF THE SHARES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SUCH SHARES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UNLESS THE SALE IS SO EXEMPT.

III.    SPECIAL TAX ELECTION

        3.1 SECTION 83(b) ELECTION. Purchaser understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the excess of the fair market value of the Shares on the date any forfeiture restrictions applicable to the Shares lapse over the Purchase Price paid for the Shares will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase a portion of the Shares pursuant to the


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Repurchase Right provided under Article ______ of this Agreement. Purchaser understands, however, that Purchaser may elect to be taxed at the time such Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service WITHIN THIRTY (30) DAYS AFTER THE DATE OF THIS AGREEMENT. Even if the fair market value of the Shares at the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit A hereto. Purchaser understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by Purchaser as the forfeiture restrictions lapse.

        3.2 SECTION 83(b) ELECTION ACKNOWLEDGEMENT. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(B), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

        3.3 VALUATION OF COMMON STOCK. Purchaser understands that the Shares have been valued by the Board of Directors and that the Company believes this valuation represents a fair attempt at reaching an accurate appraisal of their worth; Purchaser understands, however, that the Company can give no assurances that such price is in fact the fair market value of the Shares and that it is possible that, with the benefit of hindsight, the Internal Revenue Service would successfully assert that the value of the Shares on the date of purchase is substantially greater than so determined.

             If the Internal Revenue Service were to succeed in a tax determination that the Shares received had value greater than that upon which the transaction was based, the additional value would constitute ordinary income as of the date of its receipt. The additional taxes (and interest) due would be payable by Purchaser, and there is no provision for the Company to reimburse Purchaser for that tax liability, and Purchaser assumes all responsibility for such potential tax liability. In the event that such additional value would represent more than twenty-five (25) percent of Purchaser's gross income for the year in which the value of the Shares was taxable, the Internal Revenue Service would have six years from the due date for filing the return (or the actual filing date of the return if filed thereafter) within which to assess Purchaser the additional tax and interest which would then be due.

              The Company would have the benefit, in any such transaction, if a determination was made prior to the three year statute of limitations period affecting the Company, of an increase in its deduction for compensation paid, which would offset its operating profits, or, if not profitable, would create net operating loss carry forward arising from operations in that year.

IV.     TRANSFER RESTRICTIONS

4.1 DEFINITION OF OWNER. For purposes of Articles ______, VI, VIII, IX and X, the term "Owner" shall include Purchaser and all subsequent holders of the Shares.

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        4.2 RESTRICTION ON TRANSFER. Owner shall not transfer, assign, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Right under Article ______ below. In addition, shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the Company's First Refusal Right under Article VI. Such restrictions on transfer, however, shall not be applicable to: (i) any gratuitous transfer of the Shares to any spouse or member of Founder's immediate family (including adopted children), or to a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary for the account of his spouse or members of his immediate family, or to a trust for himself, or a charitable remainder trust, provided and only if Owner obtains the Company's prior written consent to such transfer; (ii) a transfer of title to the Shares effected pursuant to Owner's will or the laws of intestate succession; (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Owner in connection with the acquisition of the Shares; or (iv) up to fifteen percent (15%) of the Shares, provided that, in each case, each such transferee or assignee, prior to the completion of the sale, transfer or assignment shall have executed documents assuming the obligations of the Founder under this Agreement with respect to the transferred securities.

        4.3 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in paragraph 4.2 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Company's Repurchase Right, the Company's First Refusal Right and the Company's Special Purchase Right granted under this Agreement and (ii) the market stand-off provisions of paragraph ______, to the same extent such Shares would be so subject if retained by Owner.

        4.4 MARKET STAND-OFF PROVISIONS.

                (a) In connection with the first underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company and its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or its underwriters; provided, however, that in no event shall such period exceed one hundred-eighty (180) days.

                (b) In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock effected without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this paragraph ______, to the same extent the Shares are at such time covered by such provisions.

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                (c) In order to enforce the limitations of this paragraph
        ______, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

V.      REPURCHASE RIGHT

        5.1 GRANT. The Company is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Purchaser for any reason ceases to be a Service Provider (as such term is defined below) to the Company, to repurchase at the Purchase Price all or (at the discretion of the Company) any portion of the Shares in which Purchaser has not acquired a vested interest in accordance with the vesting provisions of paragraph ______ hereof and Exhibit B hereto (such shares to be hereinafter called the "Unvested Shares"). For purposes of this Agreement, Purchaser shall be deemed to be a "Service Provider" to the Company for so long as Purchaser performs services on at least a periodic basis for the Company in the capacity as an employee of, or an independent consultant or advisor to, the Company or any parent, subsidiary or affiliate of the Company pursuant to an agreement.

        5.2 EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to Purchaser prior to the expiration of the applicable sixty (60)-day period specified in paragraph ______ hereof. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. The Company shall, concurrently with the receipt of the stock certificates from escrow in accordance with paragraph ______ hereof, pay to Purchaser in cash or cash equivalents an amount equal to the purchase price originally paid by Purchaser for the Unvested Shares which are to be repurchased by the Company.

        5.3 TERMINATION OF THE REPURCHASE RIGHT/VESTING. The Repurchase Right shall terminate and Purchaser's interest shall vest with respect to any Unvested Shares for which the Company has not timely exercised its Repurchase Right pursuant to paragraph ______ of this Agreement. The Repurchase Right shall lapse and cease to be exercisable, and Purchaser's interest shall vest, with respect to any and all Shares in accordance with the schedule set forth on Exhibit B attached hereto, or as otherwise set forth in Sections 5.6 and 5.7 below. Accordingly, subject to the terms of this Agreement, as, and provided that the Purchaser continues as a Service Provider, the Purchaser shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Shares in accordance with the schedule as set forth in Exhibit B or as otherwise set forth in Sections 5.6 and 5.7 below. All Shares as to which the Repurchase Right lapses shall, however, continue to be subject to: (1) the First Refusal Right of
Article VI, (2) the market stand-off provisions of paragraph 4.4. and (3) the Special Purchase Right of Article VIII. The vesting provisions of this paragraph
5.3 (together with Exhibit B) shall be subject to the provisions of paragraph
5.6 of this Agreement.

        5.4 FRACTIONAL SHARES. No fractional shares shall be repurchased by the Company. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting computation provisions of paragraph ______ hereof) at the time Purchaser ceases to be a


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

Service Provider, then such fractional share shall be added to any fractional share in which Purchaser is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

        5.5 ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, recapitalization, or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted, or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure; provided, however, that the aggregate repurchase price shall remain the same.

        5.6 CORPORATE TRANSACTION. In the event of any of the following transactions (a "Corporate Transaction"):

                (a) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated; or

                (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

                (c) any merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred in a single transaction or a series of related transactions to holders different from those who held the stock of the Company immediately prior to such merger, and Purchaser either (i) is not offered full-time employment with the Company or its successor immediately following the Corporate Transaction or (ii) is offered full-time employment with the Company or its successor at the Corporate Transaction date, but is subsequently Terminated Without Cause (as defined below) by the Company or its successor after the consummation date of the Corporate Transaction, then the Company's Repurchase Right shall automatically lapse as to the lesser of the remaining Unvested Shares as of Purchaser's termination date or 25% of the Shares (i.e., 375,000 additional Shares or such lesser number as remains Unvested, in either case together with the Shares that have already vested), and Purchaser shall also acquire a vested interest in such 375,000 additional Shares (or such lesser number as remains Unvested). Under no circumstances shall Purchaser acquire a vested interest in shares of the Company's Common Stock in excess of the Shares (as adjusted for stock splits, stock dividends and the like). "Termination Without Cause" shall mean, without Purchaser's express written consent: (i) the hiring or any executive officer in replacement of Purchaser; (ii) a reassignment that materially adversely affects Purchaser's position with the Company (or any successor), responsibilities, duties or status as in effect immediately prior to such reassignment; (iii) a reduction by the Company (or its successor) in the compensation and benefits of the Purchaser as in effect immediately prior to such reduction unless such reduction is authorized by the Board of Directors and is proportionate to the reduction made to the compensation and benefits of all employees of the Company (or its successor) with positions, responsibilities, duties and status comparable to Purchaser's; or (iv) the relocation of Purchaser to a facility or a location more than 40 miles from Purchaser's then principal place of employment.

        5.7 DEATH/DISABILITY.

                (a) Should Purchaser die during the term that any of the Shares remain subject to the Company's Repurchase Right, then at the time of death, the Company's Repurchase Right shall lapse with respect to, and Purchaser shall acquire a vested interest in, the lesser of the remaining Unvested Shares as of the date of death or an additional 375,000 shares, over and above any portion of the Shares which have already vested. Under no circumstances shall Purchaser acquire a vested interest in shares of the Company's Common Stock in excess of the Shares (as adjusted for stock splits, stock dividends and the like). The personal representative of Purchaser's estate or the person or persons to whom such vested Shares shall be transferred pursuant to Purchaser's will or in accordance with the law of descent and distribution shall have the right to receive all such vested Shares, including those vested on the basis of Purchaser's service to the Company and those vested on the basis of acceleration.

                (b) Should Purchaser become permanently disabled and cease by reason thereof to be a Service Provider at any time during the term that any of the Shares remain subject to the Company's Repurchase Right, then at the time of disability, the Company's Repurchase Right shall lapse with respect to, and Purchaser shall acquire a vested interest in, the lesser or the remaining Unvested Shares as of the date of disability or an additional 375,000 Shares, over and above any portion of the Shares which have already vested. Under no circumstances shall Purchaser acquire a vested interest in shares of the Company's Common Stock in excess of the Shares (as adjusted for stock splits, stock dividends and the like). Purchaser shall be deemed to be permanently disabled if Purchaser is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not fewer than twelve (12) consecutive months, unable to perform his usual duties for the Company or the parent or subsidiary corporation retaining his services.

        5.8 ASSIGNMENT. The Company may assign its Repurchase Right under this Article ______ to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more shareholders of the Company, provided that the Repurchase Right shall not extend beyond the sixty
(60)-day period described in paragraph ______ hereof. In the event that the Company and such assignees do not elect to exercise the Repurchase Right as to all of the Unvested Shares subject thereto, the Repurchase Right shall expire as to all shares which the Company and such assignees have not elected to purchase.

VI.     RIGHT OF FIRST REFUSAL

        6.1 GRANT. The Company is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Shares. For purposes of this Article VI, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Shares intended to be made by the Owner, but shall not include any of the permitted transfers under paragraph 4.2.

        6.2 NOTICE OF INTENDED DISPOSITION. In the event the Owner desires to accept a bona fide third-party offer for any or all of the Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall promptly (i) deliver to the Corporate Secretary of the Company written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles II and IV of this Agreement.

        6.3 EXERCISE OF RIGHT. The Company (or its assignees) shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are vested but are, at the time, still held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and delivered to the Company for purchase.

        6.4 NON-EXERCISE OF RIGHT. In the event the Exercise Notice is not given to Owner within twenty-five (25) days following the date of the Company's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article II of this Agreement. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The acquired shares shall remain subject to (i) the securities law restrictions under Article II, (ii) the Company's First Refusal Right under this
Article VI, (iii) the Transfer Restrictions of Article 4, including but not limited to the market stand-off provisions of paragraph 4.4 and (iv) the Company's Special Purchase Right under Article VIII. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty
(30) day period, the Company's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph ______.

        6.5 PARTIAL EXERCISE OF RIGHT. In the event the Company (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

                (a) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph 6.4, as if the Company did not exercise the First Refusal Right hereunder; or

                (b) sale to the Company (or its assignees) of the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of this Agreement.

               Failure of Owner to deliver timely notification to the Company under this paragraph 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (a) above.

        6.6 RECAPITALIZATION/CORPORATE TRANSACTION.

                (a) In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately subject to the Company's First Refusal Right hereunder.

                (b) In the event of a Corporate Transaction, the Company's First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction.

        6.7 LAPSE. The First Refusal Right under this Article VI shall lapse and cease to have effect upon the earliest to occur of (i) the first date on which shares of the Company's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Company's Board of Directors that a public market exists for the outstanding shares of the Company's Common Stock, or (iii) a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Company's Common Stock sufficient to cause an automatic conversion of the preferred stock into Common Stock pursuant to the Company's then existing Articles of Incorporation. However, the market stand-off provisions of paragraph 4.4 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

VII.    ESCROW FOR UNVESTED SHARES

        7.1 DEPOSIT. Upon issuance, the certificate for the Unvested Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Article VII. Such deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit C attached hereto. The deposited certificate, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificate (or other assets and securities) shall be released or otherwise surrendered for cancellation in accordance with paragraph
7.3 of this Agreement.

        7.2 RECAPITALIZATION. Any cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to Purchaser and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization, or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction any new, substituted, or additional securities or other property which is by reason of such event distributed with respect to the Shares shall be immediately delivered to the Company to be held in escrow under this Article VII, but only to the extent the Shares are at the time subject to the escrow requirements of paragraph 7.1.

        7.3 RELEASE/SURRENDER. The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

                (a) Should the Company (or its assignees) elect to exercise the Repurchase Right under Article ______ with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to Purchaser, in cash or cash equivalent, of an amount equal to the aggregate Purchase Price for such Unvested Shares, and Purchaser shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities).

                (b) Should the Company (or its assignees) elect to exercise its First Refusal Right under Article VI with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph 6.3 purchase price for such Target Shares to the Purchaser, be surrendered to the Company, and the Purchaser shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

                (c) Should the Company (or its assignees) elect not to exercise its First Refusal Right under Article VI with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Purchaser for disposition in accordance with the provisions of paragraph 6.4.

                (d) As the interest of Purchaser in the Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Article ______, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to Purchaser upon the request of Purchaser, but no more frequently than every six (6) months.

                (e) Upon any earlier termination of the Company's Repurchase Right in accordance with the applicable provisions of Article V, the Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Purchaser as fully-vested shares or other property.

                (f) All Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraphs (c), (d) and
        (e) above shall nevertheless remain subject to all other restrictions applicable thereto, including without limitation (i) the securities law restrictions under Article II, (ii) the Company's First Refusal Right under Article VI, (iii) the Transfer Restrictions of Article IV, including but not limited to the market stand-off provisions of paragraph 4.4 and (iv) the Company's Special Purchase Right under
        Article VIII.

VIII.   MARITAL DISSOLUTION OR LEGAL SEPARATION

        8.1 GRANT. In connection with the dissolution of the Owner's marriage or the legal separation of the Owner and the Owner's spouse, the Company shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)-day period following the Company's receipt of the required Dissolution Notice under paragraph 8.2, to purchase from the Owner's spouse, in accordance with the provisions of paragraph 8.3, all or any portion of the Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

        8.2 NOTICE OF DECREE OR AGREEMENT. The Owner shall promptly provide the Secretary of the Company with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of the Owner and the Owner's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Owner and the Owner's spouse which provides for the award to the spouse of one or more of the Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

        8.3 EXERCISE OF SPECIAL PURCHASE RIGHT. The Special Purchase Right shall be exercisable by delivery of a Purchase Notice to the Owner and the Owner's spouse within thirty (30) days after the Company's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Company, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than fifteen (15) business days, after the date of the Purchase Notice), and the fair market value to be paid for such Shares. The Owner (or the Owner's spouse, to the extent such spouse has physical possession of the Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporate Secretary of the Company the certificates representing the shares to be purchased, and each certificate shall be properly endorsed for transfer. To the extent any of the shares to be purchased by the Company are at the time held in escrow under Article VII, the certificates for such shares shall be promptly delivered out of escrow to the Company. The Company shall, concurrently with the receipt of the stock certificates, pay to the Owner's spouse (in cash or cash equivalents) an amount equal to the fair market value specified for such shares in the Purchase Notice.

               If the Owner's spouse does not agree with the fair market value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Company in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Company and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Company and the Owner's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than twenty-five percent (25%) greater than the fair market value specified for the shares in the Purchase Notice, the Company shall have the right, exercisable prior to the expiration of such fifteen (15) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

        8.4 LAPSE. The Special Purchase Right under this Article VIII shall lapse and cease to have effect upon the earlier to occur of (i) the first date on which the First Refusal Right under Article VI lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph 8.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

IX.     GENERAL PROVISIONS

        9.1 ASSIGNMENT. The Company may assign its Repurchase Right under
Article V, its First Refusal Right under Article VI and/or its Special Purchase Right under Article VIII to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more shareholders of the Company.

        9.2 DEFINITIONS. For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

                (a) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                (b) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        9.3 NO WAIVER. The failure of the Company (or its assignees) in any instance to exercise the Repurchase Right granted under Article ______, or the failure of the Company (or its assignees) in any instance to exercise the First Refusal Right granted under Article VI, or the failure of the Company (or its assignees) in any instance to exercise the Special Purchase Right granted under
Article VIII, shall not constitute a waiver of any other repurchase rights, rights of first refusal and/or special purchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and the Owner or the Owner's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

        9.4 NOTICES. Any notice required in connection with (i) the Repurchase Right, Special Purchase Right or the First Refusal Right or (ii) the disposition of any Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 9.4 to all other parties to this Agreement.

        9.5 CANCELLATION OF SHARES. If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

X.      MISCELLANEOUS PROVISIONS

        10.1 PURCHASER UNDERTAKING. Purchaser hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Purchaser or the Shares pursuant to the express provisions of this Agreement.

             In particular, but without limitation, the Purchaser hereby agrees, concurrently with the execution of this Agreement, to deliver two (2) duly executed blank Assignment Separate from Certificate forms (in substantially the form attached hereto as Exhibit C).

        10.2 AGREEMENT IS ENTIRE CONTRACT. This Agreement (and consulting agreement attached hereto) constitutes the entire contract between the parties hereto with regard to the subject matter hereof. Purchaser acknowledges that this Agreement supersedes all previous understandings, written or oral, with respect to the subject matter hereof.

        10.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

        10.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        10.5 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Owner and Owner's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law or otherwise, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

        10.6 POWER OF ATTORNEY. Purchaser's spouse hereby appoints Purchaser his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of the Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Purchaser's spouse further gives and grants unto Purchaser as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Purchaser shall lawfully do and cause to be done by virtue of this power of attorney.

        10.7 SEVERABILITY. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such provisions shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect.

        10.8 NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Purchaser any right to be retained in the employ of the Company.

        10.9 CONFLICT WAIVER. Each of the parties to this Agreement understands that Brobeck, Phleger & Harrison LLP is serving as counsel to the Company in connection with the purchase and sale of the Common Stock and the transactions contemplated thereby, and that discussion of such transactions with Purchaser and the other founders of the Company (collectively, the "Founders") could be construed to create a conflict of interest. By executing this Agreement, the parties hereto acknowledge the potential conflict of interest and waive the right to claim any conflict of interest at a later date. Furthermore, by executing this Agreement, the parties acknowledge that if a conflict of interest exists and any litigation arises between the Founders and the Company as a result of the purchase and sale of the Common Stock, Brobeck, Phleger & Harrison LLP would represent the Company. The Purchaser also represents and warrants that he has had the opportunity to seek independent counsel in his review of this and all related Agreements.

                     [Remainder of Page Intentionally Blank]

        [Signature Page to Founder's Restricted Stock Purchase Agreement]

        IN WITNESS WHEREOF, the parties have executed this Founder's Restricted Stock Purchase Agreement on the day and year first indicated above.

                                                  EVEREST DESIGN AUTOMATION INC.

                                                  By:
                                                      --------------------------
                                    Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  Purchaser(1)

                                                  ------------------------------


                                    Address:
                                                  ------------------------------

                                                  ------------------------------

               The undersigned spouse of Purchaser has read and hereby approves the foregoing Founder's Restricted Stock Purchase Agreement. In consideration of the Company's granting the Purchaser the right to acquire the Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including (specifically) the right of the Company (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.

                                                   Purchaser's Spouse

                                                   -----------------------------


--------
          (1) I have received, completed, executed and retained the I.R.C.
Section 83(b) election that was attached hereto as Exhibit A. I understand that I, and not the Company, will be responsible for completing the form and filing the election with the appropriate office of the federal and state tax authorities and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will forfeit the significant tax benefits of
Section 83(b). I understand further that such filing should be made by registered or certified mail, return receipt requested, and that I must retain two (2) copies of the completed form for filing with my state and federal tax returns the current tax year and an additional copy for my records.

                                    EXHIBIT A

                               83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)     The taxpayer who performed the services is:

        Name:
             --------------------------------------
        Address:
                -----------------------------------

        Taxpayer Ident. No.:
                            -----------------------
        Taxable Year:
                     ------------------------------

(2) The property with respect to which the election is being made is ___________ shares of the Common Stock of Everest Design Automation Inc.

(3)     The property was issued on _____________.

(4) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if taxpayer's service relationship with the issuer ceases. The repurchase right lapses in installments, 25% upon the end of one (1) year after ______________ and the remaining 75% in a series of equal monthly installments over the three (3)-year period thereafter, until taxpayer is fully vested. The Company's repurchase right shall lapse in certain, predetermined portions upon the occurrence of other specified events.

(5) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is _____________ per share.

(6)     The amount paid for such property is ______________ per share.


(7) A copy of this statement was furnished to Everest Design Automation Inc. to which taxpayer rendered the services underlying the transfer of property.

(8)     This statement is executed as of:  ________________.

--------------------------------------------------------------------------------
        Taxpayer                                           Spouse (if any)

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within thirty (30) days after the execution date of the Restricted Stock Purchase Agreement.

                                    EXHIBIT B

                         EVEREST DESIGN AUTOMATION INC.

                                VESTING SCHEDULE

        The Company's Repurchase Right shall lapse and Purchaser shall acquire a vested interest with respect to the Shares in installments as follows: the first 25% of the Shares shall vest upon the completion of one (1) full year of continuous service to the Company, starting from _____________, and the remaining 75% of the Shares shall vest in a series of equal monthly installments of ___________ shares over the three (3)-year period of continuous service to the Company thereafter, such that all of the Shares shall be fully vested in four full (4) years from _______________. Except as otherwise provided for in
Article V of this Agreement, in no event shall any additional Shares vest after Purchaser ceases to be a Service Provider to the Company.

                                    EXHIBIT C

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________________________________ (_______) shares of the Common Stock of Everest Design Automation Inc. (the "Company") standing in the undersigned's name on the books of the Company represented by Certificate No. herewith and does hereby irrevocably constitute and appoint Attorney to transfer such Common Stock on the books of the within named Company with full power of substitution in the premises.

Dated:
      ---------------------

                                          --------------------------------------
                                          (Signature)



                                          --------------------------------------
                                          (Printed Name)



                                          --------------------------------------
                                          (Spouse's Signature, if applicable)



                                          --------------------------------------
                                          (Printed Name)

Instruction: Please do not fill in any blanks (including the date) other than the signature line.

                                    EXHIBIT C

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________ (______) shares of the
Common Stock of Everest Design Automation Inc. (the "Company") standing in the undersigned's name on the books of the Company represented by Certificate No. herewith and does hereby irrevocably constitute and appoint ________________________ Attorney to transfer such Common Stock on the books of the within named Company with full power of substitution in the premises.

Dated:
     -----------------------

                                          --------------------------------------
                                          (Signature)



                                          --------------------------------------
                                          (Printed Name)



                                          --------------------------------------
                                          (Spouse's Signature, if applicable)



                                          --------------------------------------
                                          (Printed Name)


Instruction: Please do not fill in any blanks (including the date) other than the signature line.

                             COMPENSATION AGREEMENT

        This Compensation Agreement dated as of the _____day of ________, ____ by and between Everest Design Automation Inc., a California corporation (the "Company"), and ________________ (the "Employee").

                                   WITNESSETH

        Whereas, in order to induce Employee to continue in the employ of the Company, the Company has determined and agreed to sell shares of the Company's Common Stock pursuant to this Agreement and that certain Founders Restricted Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

        NOW, THEREFORE, in consideration of the above premises, the parties hereto agree as follows:

        1. Employee shall hereby purchase ______________ shares of the Company's Common Stock (the "Shares") upon the terms and conditions set forth in the Purchase Agreement.

        2. The Company and Employee acknowledge and agree that the Shares were granted as compensation for services and not for any capital-raising purposes or in connection with any capital-raising activities.

        3. This agreement is intended to constitute a written compensation contract within the meaning of Rule 701 of the Securities Act of 1933, as amended.

        4. Nothing herein or in the Purchase Agreement is intended to impair the right of the Company or Employee to terminate Employee's service with the Company at any time in accordance with applicable law.

        IN WITNESS WHEREOF, the parties hereto have executed this Compensation Agreement as of the date first above written.

                                       EVEREST DESIGN AUTOMATION INC.

                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                                       Address:
                                              ----------------------------------

                                       -----------------------------------------



                                       EMPLOYEE

                                       -----------------------------------------

                                       Address:
                                              ----------------------------------

                                       -----------------------------------------